Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2014
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2012	2013	2014
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	3,637,452	4,443,910	4,756,623

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,282,663	3,247,874	3,264,450
Dilutive effect of employee stock options and restricted share units	5,667	8,423	12,599
Weighted average number of ordinary shares outstanding, diluted	3,288,330	3,256,297	3,277,049
Net income per share, basic (RMB)	1.11	1.37	1.46
Net income per share, diluted (RMB)	1.11	1.36	1.45